COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

29.	COMMITMENTS AND CONTINGENCIES

Assets pledged

(in thousands of $)	2021	2020
Book value of vessels secured against long-term loans(1)	2,855,168	2,959,535

(1) This excludes the Gimi which is classified as “Assets under development” (see note 18) and secured against its specific debt facility (note 20).

Corporate RCF

As at December 31, 2021, the Corporate RCF is secured by a pledge against our 18,627,451 shares in NFE. We are permitted under the terms of the facility, to release a portion of the pledged NFE Shares in accordance with the prescribed loan to value ratio based on the then-current market value of such NFE Shares.

RCF

As at December 31, 2020, the RCF was secured by a pledge against our shares in Hygo (note 21). In April 2021, in connection with the closing of the Hygo Merger, certain amendments to the facility were executed. Whilst most of the existing terms remain substantially unchanged, the key amendments include: (i) changes to the security, with the release of the Hygo shares and the replacement with a pledge against Golar’s holding in 18,627,451 NFE Shares, although, if certain requirements are met, the facility allows for the release of a portion of the NFE Shares based on a prescribed loan to value ratio; and (ii) a decrease to the interest rate to LIBOR plus a margin of 4.5%. In November 2021, the RCF was repaid and the pledged security was released (note 21).

Capital Commitments

Gandria

We have agreed contract terms for the conversion of the Gandria to a FLNG. The Gandria is currently in lay-up awaiting delivery to Keppel for conversion. The conversion agreement is subject to certain payments and lodging of a full Notice to Proceed. We have also provided a guarantee to cover the sub-contractor's obligations in connection with the conversion of the vessel.

Other contractual commitments and contingencies

UK tax lease benefits

During 2003 we entered into six UK tax leases. Under the terms of the leasing arrangements, the benefits are derived primarily from the tax depreciation assumed to be available to the lessors as a result of their investment in the vessels. As is typical in these leasing arrangements, as the lessee we are obligated to maintain the lessor’s after-tax margin. Accordingly, in the event of any adverse tax changes or a successful challenge by the UK Tax Authorities (“HMRC”) with regard to the initial tax basis of the transactions, or in relation to the 2010 lease restructurings, or in the event of an early termination of the Methane Princess lease, we may be required to make additional payments principally to the UK vessel lessor, which could adversely affect our earnings or financial position. We would be required to return all, or a portion of, or in certain circumstances significantly more than, the upfront cash benefits that we received in respect of our lease financing transactions, including the 2010 restructurings and subsequent termination transactions. The gross cash benefit we received upfront on these leases amounted to approximately £41 million ($56.0 million) (before deduction of fees).

Of these six leases, we have since terminated five, with one lease remaining as at December 31, 2020, the Methane Princess lease. Pursuant to the deconsolidation of Golar Partners in 2012, Golar Partners is no longer considered a controlled entity but an affiliate and therefore as at December 31, 2020, the capital lease obligation relating to this remaining UK tax lease is not included on our consolidated balance sheet. However, under the indemnity provisions of the omnibus agreement or the respective share purchase agreements, we agreed to indemnify Golar Partners in the event of any tax liabilities in excess of scheduled or final scheduled amounts arising from the Methane Princess leasing arrangements and termination thereof. As of December 31, 2020, the lessor of the Methane Princess had a second priority security interest in the Methane Princess, the Golar Spirit, the Golar Grand and the Golar Tundra.
On April 15, 2021, we completed the disposal of Golar Partners to NFE (as further discussed in note 9) and contemporaneously with completion, Golar Partners voluntarily terminated the Methane Princess lease. Therefore as at December 31, 2021, all six UK tax leases are terminated. Under the indemnity provisions of the omnibus agreement entered into with Golar Partners and the tax indemnification agreement entered into with NFE, we have agreed to indemnify NFE in the event of any further tax liabilities in excess of the final scheduled amounts arising from the Methane Princess leasing arrangements and termination thereof. With effect from April 15, 2021, the lessor for the six UK tax leases has a first priority security interest in the Golar Gandria and second priority interests in relation to the Golar Tundra, the Golar Frost and $16.0 million cash deposit which replaced the lessor’s previous security interests in the Golar Spirit, Methane Princess and the Golar Grand.

HMRC has been challenging the use of similar lease structures and has been engaged in litigation of a test case for some years. In August 2015, following an appeal to the Court of Appeal by HMRC which set aside previous judgements in favor of the taxpayer, the First Tier Tribunal (“FTT or the UK court”) ruled in favor of HMRC. The taxpayer in this particular ruling has the election to appeal the courts’ decision, but no appeal has been filed. The judgments of the FTT do not create binding precedent for other UK court decisions and therefore the ruling in favor of HMRC is not binding in the context of our structures. Further, we consider there are differences in the fact pattern and structure between this case and our 2003 leasing arrangements and therefore is not necessarily indicative of any outcome. HMRC has written to our lessor to indicate that they believe our lease may be similar to the case noted above. In December 2019, in conjunction with our lessor, Golar obtained supplementary legal advice confirming our position. Golar's discussions with HMRC on this matter concluded without agreement and, in January 2020 we received a closure notice to the inquiry stating the basis of HMRC's position. Consequently, a notice of appeal against the closure notice was submitted to HMRC. In December 2020, a notice of appeal was submitted to the FTT.

In 2021, we reopened discussions with HMRC and as at December 31, 2021, we revised our estimate of the reasonably possible loss and recorded a $71.7 million liability, net of amounts paid by our lessor to HMRC and including contingent fees payable contemporaneous with the settlement. In April 2022, we settled and paid in full our liability (note 30). Any eventual net cash outflow will be classified as a financing cash outflow given it is deemed to represent additional interest due to the lessor under the now-terminated leasing arrangements.

Legal proceedings and claims

We may, from time to time, be involved in legal proceedings and claims that arise in the ordinary course of business. A contingent liability will be recognized in the financial statements only where we believe that a liability will be probable and for which the amounts are reasonably estimable, based upon the facts known prior to the issuance of the financial statements.

For each of the years ended December 31, 2021, 2020 and 2019 we received loss of hire insurance income of $5.0 million for the Golar Ice, $3.3 million for the Golar Bear and Golar Ice and $4.0 million for the LNG Croatia, respectively. The above is recognized in “Other operating income” in our consolidated statement of operations.

In 2017, we commenced arbitration proceedings arising from the delays and the termination of the Golar Tundra time charter with a former charterer. For the year ended December 31, 2019, we recovered the final installment settlement of $9.3 million in charter earnings, recognized in “Other operating income” in the consolidated statements of operations.